February 21, 2000



                        LEXINGTON SMALLCAP FUND, INC.

                                SUPPLEMENT TO
             PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED MAY 3, 1999


     On November 30, 1999, the Board of Directors of the Fund approved the provisions of a Plan of Liquidation and Dissolution (the "Plan"), and on February 18, 2000, the Plan was approved by shareholders of the Fund. The Plan provides for the complete liquidation of all of the assets of the Fund. Shares of the Fund are not available for sale.